UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 18, 2005

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-6686                   13-1024020
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(State or Other Jurisdiction      (Commission File             (IRS Employer
      of Incorporation)                Number)              Identification No.)

1114 Avenue of the Americas, New York, New York                    10036
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    (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code: 212-704-1200


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          (Former Name or Former Address, if Changed Since Last Report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement

On January 18, 2005, the Interpublic Group of Companies Inc. ("Interpublic") entered into an employment agreement with David A. Bell (the "Employment Agreement"), a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein, for a term of employment as Co-Chairman of Interpublic commencing January 19, 2005, and continuing thereafter.

Under the terms of the Employment Agreement, Mr. Bell will serve as Co-Chairman of Interpublic at a salary of $1,000,000 per year. Mr. Bell will also continue to receive deferrals pursuant to his executive special benefit agreement with Interpublic (filed as Exhibit 10(iii)(A)(i)(a) to Interpublic's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003) and be eligible to receive a bonus equal to 133% of his base salary pursuant to Interpublic's Annual Management Incentive Plan, although the actual award may vary from 0% to 200% of the target award (as determined by Interpublic based on company performance, Mr. Bell's individual performance and management discretion). The Employment Agreement continues Mr. Bell's participation in Interpublic's 2003-2005 Long-Term Performance Incentive Program and provides for the payment in 2005 of one-third, and in 2006 two-thirds, of amounts previously determined under that program.

The Employment Agreement provides for certain other perquisites and benefits, including the continuation of specified annual allowances, Mr. Bell's participation in certain True North and Interpublic deferred compensation and profit-sharing plans (and the right to receive all payments to which Mr. Bell is entitled subject to the terms and conditions of those plans) and the purchase by Interpublic of a $2,000,000 annuity on Mr. Bell's behalf.

In the event Interpublic terminates Mr. Bell's employment other than for "cause" (as defined in the Employment Agreement), Mr. Bell will be entitled to receive his base salary and employment benefits for twelve months following the date of termination, as well as the full vesting of all shares and options owned by Mr. Bell at the end of the severance period, pursuant to the terms of the Employment Agreement. Mr. Bell may resign at any time after January 19, 2006, by giving, prior to age 65, three-months notice and, after age 65, twelve-months notice to Interpublic.

In the event Mr. Bell resigns or Interpublic terminates Mr. Bell's employment other than for "cause," Mr. Bell will be retained as a consultant to Interpublic for a period of five years from the termination date and entitled to an annual consulting fee of $750,000.

Item 1.02         Termination of a Material Definitive Agreement

Except for the arrangements contemplated by Exhibits A and B to the Employment Agreement between Interpublic and Mr. Bell, the Employment Agreement supersedes any and all previous agreements between Mr. Bell and Interpublic concerning Mr. Bell's employment and any compensation or bonuses, including:

         (i) the employment agreement, dated January 1, 2000, between True North Communications Inc. and David A. Bell, as amended (filed as Exhibit 10(b)(iii)(a) to Interpublic's Annual Report on Form 10-K for the year ended December 31, 2001, amended by the employment agreement amendment, dated as of March 1, 2001, filed as Exhibit 10(b)(iii)(b) to Interpublic's Annual Report on Form 10-K for the year ended December 31, 2001, and the employment agreement amendment, dated as of June 1, 2001, and signed as of October 1, 2002, filed as Exhibit 10(b)(i)(a) to Interpublic's Annual Report on Form 10-K for the year ended December 31, 2002); and

         (ii) the supplemental agreement, made as of February 28, 2003, between Interpublic and David A. Bell (filed as Exhibit 10(iii)(A)(i) to Interpublic's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003).

A brief description of the principal terms of the terminated agreements was provided in Interpublic's proxy statement filed with the Securities and Exchange Commission on April 23, 2004. The matters discussed in Item 5.02 with respect to Mr. Bell are incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 19, 2005, Interpublic issued a press release (the "Press Release"), a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing that, as of January 19, 2005, Michael I. Roth, the current executive Chairman of Interpublic, had added the title of Chief Executive Officer of Interpublic. David Bell will move from the position of Chief Executive Officer to Co-Chairman of Interpublic.

Mr. Roth, 59, was Chairman of the Board and Chief Executive Officer of The MONY Group Inc. from February 1997 until July 2004. He also served as a director of Interpublic from February 2002 and chaired the audit committee until his appointment as executive Chairman in July 2004. Currently, Mr. Roth is also a director of Pitney Bowes Inc. and Gaylord Entertainment Company.

The compensation and benefits provided to Mr. Roth as Chief Executive Officer are as set forth in his existing employment agreement, as amended effective January 19, 2005, to add the title of Chief Executive Officer (a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein), and executive severance agreement with Interpublic (filed as Exhibits 10(III)(A)(9)) and 10(III)(A)(10), respectively, to Interpublic's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004). Under the terms of the employment agreement between Mr. Roth and Interpublic, Mr. Roth will serve as Chief Executive Officer and Chairman of Interpublic at a salary of $950,000 per year. He is also eligible to receive a bonus equal to 133% of base salary pursuant to Interpublic's Annual Management Incentive Plan, although the actual award may vary from 0% to 150% of the target award (as determined by Interpublic based on company performance, Mr. Roth's individual performance and management discretion), and to participate in Interpublic's long-term incentive programs with a total expected annual award value of $2,100,000, which may be comprised of stock options, restricted stock, performance-based restricted stock or another form of incentive. In addition, Mr. Roth will receive an annual contribution of $100,000 under Interpublic's Capital Accumulation Plan and certain other perquisites and benefits, including certain specified annual allowances.

In the event Interpublic terminates Mr. Roth's employment other than for "cause" (as defined in the employment agreement between Mr. Roth and Interpublic), Mr. Roth will be entitled to receive his base salary and employment benefits for twelve months following the notice of termination, unless he receives compensation and comparable benefits from new employment, in which case Interpublic will pay to remedy the deficiency, if any, pursuant to the terms of the employment agreement.

Under the terms of the executive severance agreement between Mr. Roth and Interpublic, in the event of a change in control of Interpublic, if Mr. Roth so elects prior to such change in control Mr. Roth may receive amounts that he previously deferred under Interpublic's Management Incentive Compensation Plans ("MICP") and certain other compensation he has earned and agreed to defer, plus interest. Upon receipt of such amounts, Mr. Roth is required to execute a waiver in a form satisfactory to Interpublic. In addition, if Mr. Roth's employment is terminated by Interpublic without "cause" or Mr. Roth terminates his employment for "good reason" (as such terms are defined in the executive severance agreement) in each case within three years of a change in control of Interpublic, Interpublic shall pay Mr. Roth an amount equal to three times his annual compensation (as determined at the time of the termination pursuant to the executive severance agreement) in addition to an MICP supplement.

Item 5.03         Amendments to By-Laws

On January 18, 2005, the Board of Directors of Interpublic adopted amendments to Interpublic's by-laws which, as amended and restated, are attached hereto as
Exhibit 3.1, to (i) conform the by-laws to the provisions in Interpublic's Corporate Governance Guidelines that provide for the option of combining or separating the roles of Chairman of the Board and Chief Executive Officer, (ii) provide the Board of Directors with greater flexibility to designate titles and responsibilities for Board members and officers and (iii) conform the by-laws to the provisions in Interpublic's Corporate Governance Guidelines related to director compensation.

Item 9.01

(c) Exhibits

             Exhibit 3.1 By-Laws of Interpublic, amended and restated through January 18, 2005 (filed pursuant to Item 5.03)

             Exhibit 10.1 Employment Agreement of David A. Bell (filed pursuant to Item 1.01)

             Exhibit 10.2 Supplemental Employment Agreement of Michael I. Roth (filed pursuant to Item 5.02)

             Exhibit 99.1 Press Release, dated January 19, 2005 (filed pursuant to Item 5.02)


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                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: January 21, 2005             By: /s/ Nicholas J. Camera
                                       ----------------------------------------
                                       Nicholas J. Camera
                                       Senior Vice President, General Counsel
                                       and Secretary